BUSINESS SENSITIVE
                                LICENSE AGREEMENT


THIS AGREEMENT made and entered into at Richland, Washington, and effective the date affixed hereto by the party last signing this Agreement, by and between Web Safe Technologies, Inc., having a principal place of business in Plant City, Florida, herein called "LICENSEE", and Battelle Memorial Institute, having a place of business in Richland, Washington, herein called "BATTELLE".

         WITNESSETH THAT:

WHEREAS, BATTELLE has certain rights in patents and copyrights relating to evaluating internet and intranet information; and

WHEREAS, LICENSEE recognizes that BATTELLE owns inventions and intellectual property useful in the conduct of LICENSEE's business; and

WHEREAS, LICENSEE recognizes that its anticipated business activity will encompass the practice of technology that requires a license under patents and copyrights owned or controlled by BATTELLE; and

WHEREAS, LICENSEE wishes to acquire the right to practice the inventions of such patents and copyrights.

NOW, THEREFORE in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties agree as follows:


                                 1. DEFINITIONS
                                 --------------

As used herein, the following terms shall have the meanings set forth below:

A. PATENT or PATENTS means the following patent applications, patents to be issued pursuant thereto, and all divisions, continuations, reissues, reexaminations, substitutes, and extensions thereof, together with all foreign counterparts:

                               Patent Applications
                               -------------------

     Title                              Country   Serial No.   Date Filed
     -----                              -------   ----------   ----------
     A System and Method for              U.S.    10/286/339   October 31, 2002
     Evaluation Internet and Intranet
     Information, (Battelle IPID
     13489-E)*

     _________________________________
     *This Patent Application arose under funding of the U.S. Government.

B.   SOFTWARE means Version 1.0 of the Mozart(TM)Software program in both object
     and  source  code  formats   provided  on  magnetic  media   including  any
     DOCUMENTATION.

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C.   DERIVATIVE WORK shall mean a work that is based on one or more pre-existing
     versions  of  the  SOFTWARE  and  that,  if  prepared  without   BATTELLE's
     permission, would constitute a copyright infringement.

D. DOCUMENTATION shall mean SOFTWARE user manuals, help files and related information, as defined in Appendix A.

E. The word "use" means any form of utilization of SOFTWARE or any portion thereof including, but not limited to, copying the SOFTWARE from any media into equipment for processing, or utilizing the SOFTWARE in printed form.

F. END USER shall mean a party to whom LICENSEE or SUBLICENSEE(S) (as defined in Paragraph 1G) provides a copy of the SOFTWARE object code under the terms of a separate END USER license agreement.

G. SUBLICENSEE shall mean any third party whom LICENSEE licenses to reproduce and distribute SOFTWARE and DOCUMENTATION to END USERS under the terms and conditions set forth herein, and to END USERS under a separate END USER license agreement.
H. LICENSED TERRITORY shall be world wide for so long as the SOFTWARE copyright and trademark license granted herein is in effect; if this Agreement shall become solely a PATENT license, the LICENSED TERRITORY shall mean any country in which BATTELLE has pending or issued PATENTS.

I. LICENSED FIELD means, and is limited to, systems for use in "world wide web" internet sites that may be accessed by minor children, where children are the intended and primary audience thereof, and such internet sites must be deemed appropriate or "safe-for-kids" as the business objective of the END USER.

J. AFFILIATE or AFFILIATES means any entity that controls, is controlled by, or is under common control of LICENSEE where control consists of ownership of at least twenty-five percent (25%) of the outstanding voting securities or other ownership interest of the entity. An AFFILIATE who undertakes the rights of the LICENSEE hereunder shall be subject to all obligations of the LICENSEE.

K. GROSS SALES means all revenues received by LICENSEE (and AFFILIATES) from the sale, lease, rental, transfer, or other disposition of LICENSED PRODUCTS and/or LICENSED SERVICES without deduction, except that LICENSEE may exclude from GROSS SALES any documented returns, and demonstration copies of LICENSED PRODUCTS used for sales purposes, only.

L. LICENSED PRODUCTS means any device or system utilizing the PATENTS, and any copy of the SOFTWARE or any portion thereof.

M. LICENSED SERVICES means the utilization of the PATENTS or the SOFTWARE by LICENSEE (and AFFILIATES) and SUBLICENSEES for the benefit of others.

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N.   ANNUAL  REVENUE means all income of any kind and from any source derived by
     LICENSEE in a calendar year, without deduction, and shall include income not recognized for income tax purposes.

                               2. PATENT LICENSE
                               -----------------

A. BATTELLE hereby grants to LICENSEE and AFFILIATES, to the extent of the LICENSED FIELD and LICENSED TERRITORY, an exclusive license to make, have made, use and sell the products and services falling within the claims of the PATENTS (LICENSED PRODUCTS and LICENSED SERVICES).

B. The license granted pursuant to Paragraph A hereof shall be subject to any rights the Government of the United States of America may presently have or may assert in the future for any reason including, but not limited to, those rights set forth in 35 USC ss.202 and ss.203 and 37 C.F.R. 401, et seq.

C. BATTELLE reserves right to (i) practice the PATENTS for research, development and demonstration purposes for itself and others and (ii) license the PATENTS in fields and territories not exclusively licensed herein.

                              3. SOFTWARE LICENSE
                              -------------------

A. BATTELLE hereby grants to LICENSEE and AFFILIATES, an exclusive license under any BATTELLE copyrights, trademarks or any other BATTELLE intellectual property rights necessary to reproduce, use, license and distribute the SOFTWARE in the LICENSED FIELD and the LICENSED TERRITORY and, if applicable, any tangible written material as well as any related DOCUMENTATION. Licensing and distribution shall be by sublicense to END USERS or to SUBLICENSEES.

B. The license granted pursuant to Paragraph A hereof is subject to any rights the Government of The United States of America may presently have or may assert in the future for any reason. As to data produced with Government funding, the Government is granted for itself and others acting on its behalf a nonexclusive, paid-up, irrevocable worldwide license in this data to reproduce, prepare derivative works, and perform publicly and display publicly, by or on behalf of the Government. At the conclusion of a five
     (5) year period from which BATTELLE was granted permission to assert statutory copyright (April 10, 2008), the Government may be granted for itself and others acting on its behalf a nonexclusive, paid-up, irrevocable, worldwide license in this data to reproduce, prepare derivative works, distribute copies to the public, perform publicly and display publicly, and to permit others to do so. The specific term of the license can be identified by inquiry made to BATTELLE or DOE. NEITHER THE UNITED STATES NOR THE UNITED STATES DEPARTMENT OF ENERGY, NOR ANY OF THEIR EMPLOYEES, MAKES ANY WARRANTY, EXPRESS OR IMPLIED OR ASSUMES ANY LEGAL LIABILITY OR RESPONSIBILITY FOR THE ACCURACY, COMPLETENESS OR USEFULNESS OF ANY DATA, APPARATUS, PRODUCT, OR PROCESS DISCLOSED, OR REPRESENTS THAT ITS USE WOULD NOT INFRINGE PRIVATELY OWNED RIGHTS.

C. The license granted to the Government in Paragraph B above shall extend to subsequent integer versions of the SOFTWARE funded by the Government licensed hereunder, and the five (5) year period set forth above shall

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License Agreement No. 514770                                                   4
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     begin  anew for each  such  subsequent  version  of the  SOFTWARE  licensed hereunder.

D. BATTELLE reserves for itself and its affiliates the right to reproduce and use the SOFTWARE, DERIVATIVE WORKS, and DOCUMENTATION for research, development, and demonstration purposes, and to license the SOFTWARE in other fields of use or territories not exclusively licensed herein.

E. The SOFTWARE, DERIVATIVE WORKS, and DOCUMENTATION shall be owned by and remain the property of BATTELLE, and LICENSEE shall not receive proprietary rights to said SOFTWARE, DERIVATIVE WORKS, and DOCUMENTATION by virtue of this Agreement, except as specified herein.

                              4. RESPONSIBILITIES
                              -------------------

A. LICENSEE will provide maintenance and END USER operational support/service for the SOFTWARE using trained support specialists. This will include telephone consultation END USER support providing full operational assistance with problems END USERS may experience in both installing the SOFTWARE and in day-to-day operation. Problems associated with the SOFTWARE (bugs or program errors) shall be referred to BATTELLE for resolution.

B.   LICENSEE  or  SUBLICENSEE(S)  will  provide all  necessary  training to END
     USERS.

C. LICENSEE agrees to provide BATTELLE a copy of its standard license agreement for END USERS. LICENSEE shall require that each END USER to whom a copy of SOFTWARE or DOCUMENTATION is licensed execute an END USER license agreement acceptable to BATTELLE, which shall obligate such END USER to maintain the proprietary nature of the SOFTWARE and DOCUMENTATION.

D. LICENSEE agrees to use and display the licensed trademark in an appropriate manner to preserve the trademark status therein.

                 5. CONFIDENTIALITY OF PROPRIETARY INFORMATION
                 ---------------------------------------------

BATTELLE may disclose confidential and proprietary information ("Proprietary Information") to LICENSEE, consisting of published and unpublished research or development information, know how and technical data related to the PATENT and SOFTWARE technology, and business information related to the PATENT and SOFTWARE technology. As a result of LICENSEE's access to the Proprietary Information disclosed by BATTELLE hereunder, LICENSEE may generate information which shall also be considered Proprietary Information. LICENSEE shall not disclose Proprietary Information to any third party other than its AFFILIATES without the express written consent of BATTELLE, until such Proprietary Information shall become publicly available through no fault or action of LICENSEE. LICENSEE and its AFFILIATES shall not use the Proprietary Information for any use other than that expressly authorized herein.

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License Agreement No. 514770                                                   5
April 29, 2004
Version #3


                                 6. LICENSE FEE
                                 --------------

Upon execution of this Agreement and as a condition to the grant of rights by BATTELLE hereunder, LICENSEE shall pay and forward to BATTELLE the nonrefundable sum of Fifty Thousand United States Dollars ($50,000 US).

                          7. RESEARCH AND DEVELOPMENT
                          ---------------------------

A. LICENSEE shall fund research and development in the LICENSED FIELD at BATTELLE's Pacific Northwest Division in the minimum amount of Fifteen Thousand United States Dollars ($15,000 US). Such development effort shall be for the customization of the SOFTWARE to facilitate its use by LICENSEE.

B. If LICENSEE does not fund such research and development in the minimum amount indicated in Paragraph 7A, above, BATTELLE, may, in its sole discretion, elect to convert the exclusive licenses of Paragraphs 2A and 3A to nonexclusive licenses, or terminate this Agreement.

                                  8. ROYALTIES
                                  ------------

A. LICENSEE shall pay to BATTELLE a royalty of three percent (3%) of GROSS SALES of all products or services used or sold under the PATENT license granted under Article 2 hereof.

B. LICENSEE shall pay to BATTELLE a royalty of three percent (3%) of GROSS SALES of all products or services used or sold under the SOFTWARE license granted under Article 3 hereof.

C. In the event LICENSEE practices under both the PATENTS and SOFTWARE licenses, LICENSEE shall pay a combined royalty rate of three percent (3%) of GROSS SALES of all products or services.

D. If as a result of litigation financed by LICENSEE, damages, royalties, or other consideration is received by LICENSEE, BATTELLE shall receive the greater of: (i) a royalty as set forth above as applied to the level of infringing sales determined by a court or as a result of settlement of such claims, or (ii) twenty-five percent (25%) of all monies received by LICENSEE, after LICENSEE deducts all reasonable out-of-pocket costs of prosecuting such litigation.

E. No royalty shall be paid to BATTELLE for the practice of any PATENT on behalf of the U.S. Government for which the U.S. Government has a royalty-free right to use such PATENT.

F. No royalty shall be paid to BATTELLE for the practice of any PATENT on behalf of the U.S. Government for which the U.S. Government has a royalty-free right to use such PATENT, but LICENSEE shall continue to pay the agreed-upon royalty set forth above on any PATENT for which use the U.S. Government does not have such a royalty-free right.


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License Agreement No. 514770                                                   6
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Version #3


                                  9. DILIGENCE
                                  ------------

A. LICENSEE shall pay to BATTELLE royalties as stated in Article 8, but in no event shall royalties for a calendar year, beginning in the month of May of calendar year 2005, be less than a minimum amount (i) equivalent to one one-hundredth of one percent (0.01%) of ANNUAL REVENUE or (ii) Five Thousand United States Dollars ($5,000 US), whichever is greater.

B. If this Agreement is terminated for any reason, except for breach of contract by BATTELLE, during any year that minimum royalties are due to BATTELLE, upon termination, LICENSEE shall immediately pay to BATTELLE the proportionate amount of minimum royalties owed to BATTELLE that represents that portion of the year elapsed prior to termination. For example, if LICENSEE terminates without breach by BATTELLE after the expiration of three (3) months of the new year, LICENSEE shall pay to BATTELLE one-fourth (1/4) of the yearly minimum royalty due for that year.

                             10. U.S. MANUFACTURING
                             ----------------------

In order to enhance U.S. industrial competitiveness, LICENSEE shall ensure that products embodying the PATENTS which are manufactured for use or sale in the United States under the exclusive license granted hereunder shall be substantially manufactured in the United States.

                                11. SUBLICENSING
                                ----------------

A. LICENSEE shall have the right to sublicense in the LICENSED FIELD and LICENSED TERRITORY all of the rights obtained by LICENSEE herein, except the right to sublicense. The SOFTWARE source code shall not be sublicensed except with the advance approval of BATTELLE. Sublicenses shall be nonexclusive licenses that are transferable only from LICENSEE to BATTELLE. Sublicenses shall be subject to the requirements of Article 10.

B. BATTELLE shall have the right to approve any sublicense granted hereunder, including the terms and conditions therein. LICENSEE shall provide BATTELLE with a copy of each sublicense, and shall not grant to its sublicensees any BATTELLE rights not conveyed by this Agreement. The royalty paid to BATTELLE under sublicenses for all monies or other consideration of whatever kind received by LICENSEE shall be fifty percent (50%) of any such income received. The royalty paid to BATTELLE under sublicenses for all monies or other consideration of whatever kind received by LICENSEE shall be no less than one and one-half percent (1.5%) of each sublicensee's GROSS SALES (as defined for LICENSEE in Article 1). LICENSEE shall not enter into any royalty-free sublicenses.

C. LICENSEE agrees to license the SOFTWARE to END USERS with license agreements that protect BATTELLE from liability or damages based on claims made by such END USERS or others. BATTELLE shall approve the final form of such license agreement. LICENSEE is not required to provide BATTELLE with a copy of each license agreement it enters into with an END USER.

D. If this Agreement is terminated for any reason, except breach of contract by BATTELLE, LICENSEE shall immediately assign all of its right, title, and interest to all sublicenses to BATTELLE, including the right to receive income.

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License Agreement No. 514770                                                   7
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E.   Income  received by LICENSEE from  sublicensees  shall not apply to satisfy the minimum royalty provisions of Article 9.A (ii), but shall be included in determining the amount under Article 9A (i).

                            12. REPORTS AND PAYMENTS
                            ------------------------

A. Not later than the last day of each January, April, July and October, LICENSEE shall furnish to BATTELLE a written statement in a form provided by BATTELLE (Attachment 1) to determine the amounts due and the appropriateness of the royalties paid pursuant to Articles 8 and 11 for the quarterly periods ended the last days of the preceding December, March, June and September, respectively, and shall pay to BATTELLE all amounts due to BATTELLE. Such amounts are due at the dates the statements are due. If no amount is accrued during any quarterly period, a written statement to that effect shall be furnished.

B. Royalties earned on sales occurring or under sublicense granted pursuant to this Agreement in any country outside the United States shall not be reduced by LICENSEE for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income.

C. Payments provided for in this Agreement, shall when overdue, bear interest at a rate per annum equal to three percent (3%) in excess of the "Prime Rate" published by The Wall Street Journal at the time such payment is due until payment is received by BATTELLE.

D. If LICENSEE makes payments to BATTELLE by Electronic Funds Transfers, LICENSEE shall provide a written report to BATTELLE to the address set forth in Article 29 as required in Paragraph 9A, above, along with a statement indicating that payments have been made by Electronic Funds Transfers. Such payments shall be made to the following account:

                           U. S. Bank of Washington
                           Account Name:  Battelle Memorial Institute
                           ABA No. 125000105
                           Account No. 153502962134

   13. REPRESENTATIONS, HOLD HARMLESS AND LIMITATION OF BATTELLE'S LIABILITY
   -------------------------------------------------------------------------

A. This Agreement is entered into by BATTELLE in its private capacity. It is understood and agreed that the U.S. Government is not a party to this Agreement and in no manner whatsoever shall be liable for nor assume any responsibility or obligation for any claim, cost or damages arising out of or resulting from this Agreement or the subject matter licensed.

B. (i) Nothing in this Agreement shall be deemed to be a representation or warranty, except as set forth in Paragraph 13E below, by BATTELLE, or the U.S. Government, of the validity of any of the PATENTS or the accuracy, safety or usefulness for any purpose, of any SOFTWARE, techniques, or practices at any time made available by BATTELLE.

     (ii) Neither the U.S. Government nor BATTELLE nor any affiliated company of BATTELLE shall have any liability whatsoever to LICENSEE or any other person for or on account of any injury, loss, or damage, of any kind or

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Version #3

     nature sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon LICENSEE or any other person, arising out of or in connection with or resulting from (1) the production, use or sale of any apparatus or product, or the practice of the PATENTS by LICENSEE; (2) the use by LICENSEE of any SOFTWARE, techniques, or practices disclosed by BATTELLE; or (3) any advertising or other promotional activities by LICENSEE with respect to any of the foregoing; and

     (iii) LICENSEE shall hold the U.S. Government, BATTELLE, and any affiliated company of BATTELLE, harmless in the event the U.S. Government, BATTELLE, or any affiliated company of BATTELLE, is held liable as a result of actions by LICENSEE as set forth in Paragraphs 13B(ii)(1), 13B(ii)(2), and 13B(ii)(3) above.

     (iv) Further, LICENSEE agrees to assume the defense of (1) any suit brought against BATTELLE or any affiliated company of BATTELLE resulting from any action of LICENSEE undertaken under this License Agreement, and (2) any action brought against LICENSEE or BATTELLE resulting from any action of LICENSEE relating to the licensed PATENTS or the SOFTWARE.

C. BATTELLE represents that it has the right to grant all of the rights granted herein, except as to such rights as the Government of the United States of America may have or may assert.

D. LICENSEE understands and acknowledges that the subject matter of this Agreement has not yet been commercially demonstrated, and agrees to accept the risks incident to designing, manufacturing and operating a nascent technology. LICENSEE recognizes that use of the SOFTWARE for its intended purposes shall be dependent on LICENSEE and the data and variables provided by LICENSEE.

E. BATTELLE staff responsible for the negotiation of this Agreement are unaware of any claims that have been, are, or could reasonably be asserted against BATTELLE by third parties with respect to patent infringement or any other type of liability relevant to licensing of the PATENTS, which have not been disclosed to LICENSEE as of the date of this Agreement.

                                14. TERMINATION
                                ---------------

A. The PATENT License of Article 2 shall end upon the expiration of the last to expire of the PATENTS included herein, or upon the abandonment of the last to be abandoned of any patent applications if no PATENTS have issued, or a final adjudication of invalidity of all PATENTS included herein, whichever is later, unless the PATENT License is sooner terminated.

B. The SOFTWARE License of Article 3 shall continue so long as LICENSEE continues to make, have made, use and sell products or services using the SOFTWARE, and the obligation to pay royalties under Article 8 attributed to the SOFTWARE License of Article 3 shall end only when all the SOFTWARE is no longer confidential or proprietary through no fault of LICENSEE, or the copyrights and trademark rights expire, unless the SOFTWARE License is sooner terminated.

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C.   LICENSEE may terminate both of the PATENT or SOFTWARE  licenses at any time upon sixty (60) days' written notice in advance to BATTELLE, but LICENSEE shall thereafter discontinue the practice and use of both of the licensed PATENTS and the SOFTWARE.

D. Except as provided below in Paragraph 14E, if either party shall be in breach of any obligation hereunder, the other party may terminate this Agreement by giving Notice of Termination by personal delivery, telefax, electronic mail transmission or by United States mail, express mail, or courier service, with postage or fees prepaid, to the party in breach, specifying the basis for termination. Notice by personal delivery, telefax or electronic mail is deemed to have been given when delivered or transmitted. Notice sent by U.S. mail, express mail or courier service is deemed to have been given when mailed. If within sixty (60) days after the receipt of such Notice of Termination, the party in breach shall remedy the condition forming the basis for termination, such Notice of Termination shall cease to be operative, and this Agreement shall continue in full force; provided that if Notice of Termination is given by BATTELLE to LICENSEE for the third time then this grace period shall not be available unless permitted in such third Notice of Termination, and this Agreement shall be finally terminated.

E. If any report or payment due to BATTELLE is overdue for a third time, then any subsequent Notice of Termination is not subject to the sixty (60) day cure provision of Paragraph 14D.

F. LICENSEE shall inform BATTELLE of its intention to file a voluntary petition in bankruptcy or of another's intention to file an involuntary petition in bankruptcy to be received at least seventy-five (75) days prior to filing such a petition. LICENSEE's filing without conforming to this requirement shall be deemed a material, pre-petition incurable breach not subject to the notice requirement of Paragraph 14D, and BATTELLE shall be deemed to have terminated this Agreement seventy-five (75) days prior to filing such petition.

G. Termination of this Agreement shall not extinguish any rights of BATTELLE or obligations of LICENSEE accrued hereunder at the time of termination; and obligations undertaken independent of the licenses granted under Articles 2 and 3 shall survive termination to the extent necessary to permit their complete fulfillment or discharge.

H. If this Agreement is for any reason terminated before all of the payments required to be made by LICENSEE as set forth herein have been made to BATTELLE, LICENSEE shall immediately pay to BATTELLE any unpaid amounts due as of the date of such termination even though the due date provided in
     Article 12 has not been reached.

                                 15. LITIGATION
                                 --------------

A. LICENSEE shall notify BATTELLE of any suspected infringement of the PATENTS or of the SOFTWARE copyrights in the LICENSED FIELD and the LICENSED TERRITORY, and each party shall inform the other of any evidence of such infringement(s).

B. After LICENSEE or BATTELLE identifies an actual infringement of the PATENTS or the SOFTWARE copyrights in the LICENSED FIELD and LICENSED TERRITORY, BATTELLE has the right to require that LICENSEE institute suit for infringement(s) in a court of competent jurisdiction so long as this Agreement remains exclusive, and to prosecute such suit to conclusion. In the event LICENSEE receives any monies or other consideration from a third

License Agreement No. 514770                                                  10
April 29, 2004
Version #3

     party as a result of LICENSEE's rights under this Agreement, BATTELLE shall receive its payment under Article 8 as applied to all such monies or other consideration whether such monies or other consideration are denoted as
     "royalties",   "damages",   "release"   from  prior  acts,   or  any  other
     designation.

                                  16. PATENTS
                                  -----------

A. BATTELLE shall have the sole right to file, prosecute, and maintain all of the PATENTS that are the property of BATTELLE, and shall have the right to determine whether or not, and where, to file a patent application, to abandon the prosecution of any PATENT or patent application, or to discontinue the maintenance of any PATENT or patent application. All reasonable expenses incurred by BATTELLE subsequent to the effective date of this Agreement in the filing, prosecution or maintenance of PATENTS, or patent applications and patents issued on improvement inventions, licensed hereunder shall be reimbursed to BATTELLE by LICENSEE within sixty (60) days of LICENSEE's receipt of notice setting forth such expenses.

B. LICENSEE shall disclose to BATTELLE improvement inventions made solely by LICENSEE. Improvement inventions made solely by LICENSEE shall be the exclusive property of LICENSEE, but BATTELLE shall be granted a nonexclusive, royalty-free, paid-up research license therein.

                                  17. RECORDS
                                  -----------

LICENSEE shall keep accurate records of all operations affecting payments hereunder, and shall permit BATTELLE or its duly authorized agent to inspect all such records and to make copies of or extracts from such records during regular business hours throughout the term of this Agreement and for a reasonable period of not less than three (3) years thereafter.

                               18. ASSIGNABILITY
                               -----------------

LICENSEE shall not assign any rights under this Agreement not specifically transferable by its terms without the written consent of BATTELLE. BATTELLE may assign its rights hereunder.

                                   19. REFORM
                                   ----------

A. The parties agree that if any part, term, or provision of this Agreement shall be found illegal or in conflict with any valid controlling law, the validity of the remaining provisions shall not be affected thereby.

B. In the event the legality of any provision of this Agreement is brought into question because of a decision by a court of competent jurisdiction of any country in which this Agreement applies, BATTELLE, by written notice to LICENSEE, may revise the provision in question or may delete it entirely so as to comply with the decision of said court.

                                 20. PUBLICITY
                                 -------------

Any use by LICENSEE of the name BATTELLE or of any organization related to BATTELLE, including materials designed for the news media, is prohibited without the express written approval of BATTELLE.

License Agreement No. 514770                                                  11
April 29, 2004
Version #3

                           21. WAIVER AND ALTERATION
                           -------------------------

A. The waiver of a breach hereunder may be effected only by a writing signed by the waiving party and shall not constitute a waiver of any other breach.

B. A provision of this Agreement may be altered only by a writing signed by both parties, except as provided in Article 19, above.

                                  22. MARKING
                                  -----------

A. LICENSEE shall place in a conspicuous location on any product made or sold under any PATENT coming with this Agreement, a patent notice in accordance with the laws concerning the marking of patented articles.

B. LICENSEE shall include a marking provision similar to Paragraph A above in every sublicense granted pursuant to Article 11, above.

C. LICENSEE shall place in a conspicuous location on all copies of the SOFTWARE and DOCUMENTATION the following copyright notice:

           Copyright (C) 2003 Battelle Memorial Institute
           All Rights Reserved.

D. LICENSEE shall place on all copies of the SOFTWARE and DOCUMENTATION, in the format specified below, the following statement:

           NOTICE: These data were produced by Battelle Memorial Institute (BATTELLE) under Contract No. DE-AC06-76RLO1830 with the U.S. Department of Energy (DOE). For a five year period from April 10, 2003, the Government is granted for itself and others acting on its behalf a nonexclusive, paid-up, irrevocable worldwide license in this data to reproduce, prepare derivative works, and perform publicly and display publicly, by or on behalf of the Government. There is provision for the possible extension of the term of this license. Subsequent to that period or any extension granted, the Government is granted for itself and others acting on its behalf a nonexclusive, paid-up, irrevocable worldwide license in this data to reproduce, prepare derivative works, distribute copies to the public, perform publicly and display publicly, and to permit others to do so. The specific term of the license can be identified by inquiry made to BATTELLE or DOE. NEITHER THE UNITED STATES NOR THE UNITED STATES DEPARTMENT OF ENERGY, NOR BATTELLE, NOR ANY OF THEIR EMPLOYEES, MAKES ANY WARRANTY, EXPRESS OR IMPLIED, OR ASSUMES ANY LEGAL LIABILITY OR RESPONSIBILITY FOR THE ACCURACY, COMPLETENESS, OR USEFULNESS OF ANY DATA, APPARATUS, PRODUCT, OR PROCESS DISCLOSED, OR REPRESENTS THAT ITS USE WOULD NOT INFRINGE PRIVATELY OWNED RIGHTS.

License Agreement No. 514770                                                  12
April 29, 2004
Version #3

                               23. IMPLEMENTATION
                               ------------------

Each party shall execute any instruments necessary to implement the provisions of this Agreement.

                                24. CONSTRUCTION
                                ----------------

This Agreement shall be construed in accordance with the laws of the State of Washington of The United States of America and in the English language, and any action brought to enforce any provision or obligation hereunder shall be brought in a court of competent jurisdiction in the State of Washington.

                    25. EXPORTATION OF TECHNICAL INFORMATION
                    ----------------------------------------

LICENSEE represents and warrants that it shall not export from The United States of America directly or indirectly, any technical information (or the direct product thereof) furnished to LICENSEE either directly or indirectly by BATTELLE, without first complying with all requirements of the Export Administration Regulations, including the requirement for obtaining any export license, if applicable. LICENSEE agrees to indemnify, defend and hold harmless BATTELLE, its officers, agents and employees from all liability involving the violation of such export regulations, either directly or indirectly, by LICENSEE.

                               26. CERTIFICATION
                               -----------------

LICENSEE hereby certifies that no principal of LICENSEE has been an employee of BATTELLE or any of its affiliated companies in the two (2) years prior to the date of execution of this Agreement.

                               27. NO PRESUMPTION
                               ------------------

No provision of this Agreement shall be interpreted for or against any party to this Agreement on the basis that that party was the drafting party of the provision and no presumption or burden of proof shall arise disfavoring or favoring any party by virtue of the authorship of any of the provisions of this Agreement.

                            28. ENTIRE UNDERSTANDING
                            ------------------------

This Agreement represents the entire understanding between the parties, and supersedes all other agreements, express or implied, between the parties concerning the subject matter of this Agreement. Specifically, no future representations made by BATTELLE staff shall be effective to alter any provision herein unless such representation shall be made in writing by an authorized representative of BATTELLE having the power to do so.

                                 29. ADDRESSES
                                 -------------

For the purpose of all written communications between the parties, their addresses shall be:

License Agreement No. 514770                                                  13
April 29, 2004
Version #3



                              Web Safe Technologies, Inc.
                              Attention Joel Edelson, Vice President
                              202 South Wheeler Street
                              Plant City, FL 33563
                              Telephone:       (813) 754-4330 ext. 229
                              Fax:             (813) 754-2383
                              Email:           jedelson@utekcorp.com
                                               ---------------------

                              Battelle Memorial Institute
                              Attention Sr. Licensing Associate, Mailstop K1-53 P.O. Box 999
                              902 Battelle Blvd.
                              Richland, WA  99352
                              Telephone:       (509) 375-6308
                              Fax:             (509) 375-4487
                              Email:           David.Long@pnl.gov

or any other addresses of which either party shall notify the other party in writing.

                                 30. EXPIRATION
                                 --------------

The offer to execute this Agreement shall expire if this Agreement is not signed by both parties and returned to BATTELLE on or before May 19, 2004.


         IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers on the respective dates and at the respective places hereinafter set forth.


BATTELLE MEMORIAL INSTITUTE               Web Safe Technologies, Inc.

BY                                        BY
        ----------------------------              ----------------------------

PRINTED                                   PRINTED
NAME      R. M. Schwenk                   NAME     Joel Edelson
        ----------------------------              ----------------------------

TITLE     Contracting Officer             TITLE    Vice President
        ----------------------------              ----------------------------

DATE                                      DATE
        ----------------------------              ----------------------------

                                  ATTACHMENT 1

                           ROYALTY REPORT TO BATTELLE
                           --------------------------


From:________________________________________________________________________
         (Company Name)

Reporting Period:

From  _______________________  To _______________________ (3 Month Period Ending
March 31, June 30, September 30, and December 31, to be Reported by the Following April 31, July 31, October 31, and January 31).


1.       Article 8, ROYALTIES

         GROSS SALES (LICENSEE and AFFILIATES)                ____________
                                                              X 0.03

         $ Amount of Royalties Owed:                          $___________




2.       Article 11B  (royalties  from  sublicenses)  50% of all  receipts  from
         Sublicensees  (or  1.5%  of  Sublicensee  GROSS  SALES,   whichever  is
         greater):

         $ Amount Royalties Owed:                              $____________


Total Royalties Due                                            $____________


Signed by__________________________________

Printed name_______________________________   Telephone No.____________________

Date_______________________________________   Telefax No.______________________

                          LICENSE AGREEMENT NO. 514770

                                     BETWEEN

                           BATTELLE MEMORIAL INSTITUTE

                                       AND

                           Web Safe Technologies, Inc.


















                                   April 2004